SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2009

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17655 WATERVIEW PARKWAY

DALLAS, TEXAS 75252

(Address and Zip Code of Principal Executive Offices)

(972) 348-5100

(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01.	Entry into a Material Definitive Agreement.

The information provided in Item 8.01 below is incorporated herein by reference.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided in Item 8.01 below is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 8.01 below is incorporated herein by reference.

Item 8.01.	Other Events.

Exercise and Closing of Over-allotment Option

On June 4, 2009, the initial purchasers (the “Initial Purchasers”) of the $300.0 million aggregate principal amount of 4.75% Convertible Senior Notes due 2014 (the “Firm Notes”) issued by Alliance Data Systems Corporation (the “Company”) on June 2, 2009 exercised their over-allotment option in full to purchase an additional $45.0 million aggregate principal amount (the “Additional Notes” and, together with the Firm Notes, the “Notes”) of the Notes, which transaction closed on June 9, 2009. Including the sale of the Additional Notes, the aggregate principal amount of the Notes sold by the Company in this offering is $345.0 million. The Company used a portion of the net proceeds from the sale of the Additional Notes to enter into additional convertible note hedge transactions described below. The hedge counterparties also entered into additional warrant transactions described below. The Company expects to use the remainder of the net proceeds from the sale of the Additional Notes for general corporate purposes, which may include repayment of outstanding indebtedness under the Company’s revolving credit facility. The Company’s relationships with the initial purchasers and their respective affiliates are disclosed in the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2009.

Convertible Note Hedges and Warrant Transactions

On June 4, 2009, in connection with the exercise by the Initial Purchasers of the over-allotment option to purchase the Additional Notes, the Company entered into additional convertible note hedge transactions with respect to its common stock (the “Additional Convertible Note Hedges”) with the following affiliates of three of the Initial Purchasers: J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch; Bank of America, N.A.; and Barclays Capital Inc., as agent for Barclays Bank PLC (collectively, the “Hedge Counterparties”). The Additional Convertible Note Hedges cover, subject to customary anti-dilution adjustments, 946,058 shares of the Company’s common stock at an initial strike price equal to $47.57.

Separately and concurrently with the exercise of the over-allotment option to purchase the Additional Notes, on June 4, 2009, the Company entered into additional warrant transactions (the “Additional Warrants”) whereby it sold to the Hedge Counterparties warrants to acquire, subject to customary anti-dilution adjustments, up to 946,058 shares of its common stock at an initial strike price of approximately $70.54.

The Additional Convertible Note Hedges (and together with the convertible note hedges entered into by the Company on May 27, 2009 (the “Convertible Note Hedges”)) and the Additional Warrants (and together with the warrant transactions entered into by the Company on May 27, 2009, the “Warrants”)) are separate transactions (in each case entered into by the Company with the Hedge Counterparties), are not part of the terms of the Notes and thus will not affect the holders’ rights under the Notes. The Convertible Note Hedges are expected to reduce the potential dilution with respect to the Company’s common stock upon conversion of the Notes in the event that the market value per share of the Company’s common stock, as measured under the Convertible Note Hedges, at the time of conversion is greater than the strike price of the Convertible Note Hedges, which corresponds to the Initial Conversion Price of the Notes and is similarly subject to customary anti-dilution adjustments. If, however, the volume-weighted price per share of the Company’s common stock exceeds the strike price of the Warrants when they expire, there would be additional dilution from the issuance of common stock pursuant to the Warrants.

The description of the Additional Convertible Note Hedges and the Additional Warrants herein is qualified in its entirety by reference to the full text of such agreements, forms of which are incorporated by reference to Exhibits 10.1 and 10.2, respectively, of this Current Report on Form 8-K, and incorporated by reference herein.

Unregistered Sales of Equity Securities

The Additional Notes and any shares of the Company’s common stock issuable in certain circumstances upon conversion of the Additional Notes have not been registered under the Securities Act. The Company offered and sold the Additional Notes to the Initial Purchasers in reliance on the exemption from registration requirements provided by Section 4(2) of the Securities Act. The Company relied on this exemption from registration requirements in part based on representations made by the Initial Purchasers in the purchase agreement relating to the Notes. The Initial Purchasers then sold the Additional Notes to qualified institutional buyers pursuant to the exemption from registration requirements provided by Rule 144A under the Securities Act.

The Additional Warrants that the Company sold to the Hedge Counterparties and the underlying shares of the Company’s common stock issuable upon exercise of the Additional Warrants have not been registered under the Securities Act or any applicable state securities laws and may not be offered or sold in the United States, absent registration or an applicable exemption from registration requirements. The Company offered and sold the Additional Warrants to the Hedge Counterparties in reliance on the exemption from registration requirements provided by Section 4(2) of the Securities Act.

This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1*	Form of Additional Convertible Note Hedge confirmation, dated June 4, 2009, between Alliance Data Systems Corporation and each of J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, Bank of America, N.A., and Barclays Capital Inc., as agent for Barclays Bank PLC.

10.2**	Form of Additional Warrant confirmation, dated June 4, 2009, between Alliance Data Systems Corporation and each of J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, Bank of America, N.A., and Barclays Capital Inc., as agent for Barclays Bank PLC.

*	The Form of Additional Convertible Note Hedge confirmation, dated June 4, 2009, between Alliance Data Systems Corporation and each of J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, Bank of America, N.A., and Barclays Capital Inc., as agent for Barclays Bank PLC, is substantially identical to the Form of Convertible Note Hedge confirmation, dated May 27, 2009, between Alliance Data Systems Corporation and each of J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, Bank of America, N.A., and Barclays Capital Inc., as agent for Barclays Bank PLC, and is incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2009.

**	The Form of Additional Warrant confirmation, dated June 4, 2009, between Alliance Data Systems Corporation and each of J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, Bank of America, N.A., and Barclays Capital Inc., as agent for Barclays Bank PLC, is substantially identical to the Form of Warrant confirmation, dated May 27, 2009, between Alliance Data Systems Corporation and each of J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, Bank of America, N.A., and Barclays Capital Inc., as agent for Barclays Bank PLC, and is incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: June 9, 2009	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1*	Form of Additional Convertible Note Hedge confirmation, dated June 4, 2009, between Alliance Data Systems Corporation and each of J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, Bank of America, N.A., and Barclays Capital Inc., as agent for Barclays Bank PLC.

10.2**	Form of Additional Warrant confirmation, dated June 4, 2009, between Alliance Data Systems Corporation and each of J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, Bank of America, N.A., and Barclays Capital Inc., as agent for Barclays Bank PLC.

*	The Form of Additional Convertible Note Hedge confirmation, dated June 4, 2009, between Alliance Data Systems Corporation and each of J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, Bank of America, N.A., and Barclays Capital Inc., as agent for Barclays Bank PLC, is substantially identical to the Form of Convertible Note Hedge confirmation, dated May 27, 2009, between Alliance Data Systems Corporation and each of J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, Bank of America, N.A., and Barclays Capital Inc., as agent for Barclays Bank PLC, and is incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2009.
**	The Form of Additional Warrant confirmation, dated June 4, 2009, between Alliance Data Systems Corporation and each of J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, Bank of America, N.A., and Barclays Capital Inc., as agent for Barclays Bank PLC, is substantially identical to the Form of Warrant confirmation, dated May 27, 2009, between Alliance Data Systems Corporation and each of J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, Bank of America, N.A., and Barclays Capital Inc., as agent for Barclays Bank PLC, and is incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2009.